UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2009

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32833

(Commission File Number)

41-2101738

(IRS Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants’ under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on December 2, 2009, Dukes Aerospace, Inc. (“Dukes Aerospace”), a Delaware corporation and a newly formed, wholly-owned subsidiary of TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), acquired certain assets from Dukes, Inc., a California corporation (“Dukes”), and GST Industries, Inc., an Arizona corporation (“GST”), pursuant to the terms of a Asset Purchase Agreement, dated as of December 2, 2009, among The Dukes Group, LLC, a Nevada limited liability company, Dukes, GST and TransDigm for approximately $96 million in cash (the “Asset Purchase”). The acquired business designs and manufactures components (including air management, fuel and hydraulic, electromechanical and mechanical actuation products) utilized across the military, commercial and general aviation markets.

On December 2, 2009, in connection with the Asset Purchase and in accordance with the terms of our Indenture, dated as of June 23, 2006, among TransDigm, TD Group, The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), and the other parties named therein (as supplemented, the “2006 Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 2, 2006, the Second Supplemental Indenture, dated as of February 7, 2007, the Third Supplemental Indenture, dated as of June 29, 2007, the Fourth Supplemental Indenture, dated as of August 10, 2007, the Fifth Supplemental Indenture, dated as of May 7, 2008, the Sixth Supplemental Indenture, dated December 18, 2008, and the Seventh Supplemental Indenture, dated as of July 27, 2009, in each case among TD Group, the subsidiaries of TransDigm named therein and the Trustee, TransDigm, TD Group, Dukes Aerospace, certain other direct and indirect subsidiaries of TransDigm named therein and the Trustee entered into an Eighth Supplemental Indenture to the 2006 Indenture (the “Eighth Supplemental Indenture”). Pursuant to the terms of the Eighth Supplemental Indenture, Dukes Aerospace agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the 2006 Indenture.

On December 2, 2009, in connection with the Asset Purchase and in accordance with the terms of our Indenture, dated as of October 6, 2009, among TransDigm, TD Group, the Trustee, and the other parties named therein (as supplemented, the “2009 Indenture”), TransDigm, TD Group, Dukes Aerospace, certain other direct and indirect subsidiaries of TransDigm named therein and the Trustee entered into a First Supplemental Indenture to the 2009 Indenture (the “First Supplemental Indenture”). Pursuant to the terms of the First Supplemental Indenture, Dukes Aerospace agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the 2009 Indenture.

On December 2, 2009, in connection with the Asset Purchase and in accordance with the terms of our (i) Credit Agreement, dated as of June 23, 2006, among TransDigm, TD Group, Credit Suisse as administrative agent and collateral agent and the other parties named therein, as amended by that certain Amendment No. 1, Consent and Agreement, dated as of January 25, 2007 (as so amended, the “Credit Agreement”), and (ii) Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm, TD Group, Credit Suisse, as administrative agent and collateral agent, and the other parties named therein (as previously supplemented, the “Guarantee and Collateral Agreement”), Dukes Aerospace and Credit Suisse entered into Supplement No. 8 to the Guarantee and Collateral Agreement (“Supplement No. 8”) and a Joinder Agreement to the Credit Agreement (the “Joinder Agreement”). Pursuant to the terms of Supplement No. 8, Dukes Aerospace agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Credit Agreement from time to time. In addition, under the terms of Supplement No. 8, Dukes Aerospace pledged substantially all of its assets to secure its guaranteed obligations under the Credit Agreement. Pursuant to the terms of the Joinder Agreement, Dukes Aerospace has agreed that it will deemed to be a “Loan Party” and a “Loan Guarantor” for all purposes of the Credit Agreement.

The above summaries of the Eighth Supplemental Indenture, the First Supplemental Indenture, Supplement No. 8 and the Joinder Agreement are qualified in their entirety by reference to the Eighth Supplemental Indenture, the First Supplemental Indenture, Supplement No. 8 and the Joinder Agreement, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

3.1	Certificate of Incorporation, filed November 20, 2009, of Dukes Aerospace, Inc.

3.2	Bylaws of Dukes Aerospace, Inc.

10.1	Eighth Supplemental Indenture, dated as of December 2, 2009, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

10.2	First Supplemental Indenture, dated as of December 2, 2009, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

10.3	Supplement No. 8, dated as of December 2, 2009, between Dukes Aerospace, Inc. and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent.

10.4	Joinder Agreement, dated as of December 2, 2009, between Dukes Aerospace, Inc. and Credit Suisse, as agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Gregory Rufus
Executive Vice President, Chief
Financial Officer and Secretary

Date: December 3, 2009

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Incorporation, filed November 20, 2009, of Dukes Aerospace, Inc.

3.2	Bylaws of Dukes Aerospace, Inc.

10.1	Eighth Supplemental Indenture, dated as of December 2, 2009, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

10.2	First Supplemental Indenture, dated as of December 2, 2009, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

10.3	Supplement No. 8, dated as of December 2, 2009, between Dukes Aerospace, Inc. and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent.

10.4	Joinder Agreement, dated as of December 2, 2009, between Dukes Aerospace, Inc. and Credit Suisse, as agent.